UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 21, 2016
(Date of earliest event reported)
_____________________________________________________________
POTLATCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)
509-835-1500
(Registrant’s telephone number, Including area code)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

On April 21, 2016, Potlatch Land & Lumber, LLC, Potlatch Idaho Investment, LLC and PFPC McCall Investment, LLC (collectively, the "Sellers"), wholly-owned subsidiaries of Potlatch Corporation (“Potlatch”) sold approximately 172,000 acres of Central Idaho timberlands to SPP Land, LLC, a Georgia limited liability company and timber investment company (the "Buyer") for approximately $114 million in cash. The press release containing this announcement is furnished as Exhibit 99.1 hereto.

Item 2.02.

Results of Operations and Financial Condition.

On April 26, 2016, Potlatch Corporation announced its results of operations and financial condition for the quarter ended March 31, 2016. The press release containing this announcement is furnished as Exhibit 99.1 hereto.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01

Other Events

On April 11, 2016 Potlatch Corporation's Board of Directors authorized a new share repurchase program (the “Share Repurchase Program”), with the proceeds from the sale of Central Idaho timberlands pursuant to which Potlatch may, from time to time, purchase shares of its common stock for an aggregate purchase price not to exceed $60 million. Share repurchases may be executed through various means, including, without limitation, open market transactions, privately negotiated transactions or otherwise. The Share Repurchase Program does not obligate Potlatch to purchase any shares, and expires in two years. The authorization for the Share Repurchase Program may be terminated, increased, or decreased by Potlatch’s Board of Directors in its discretion at any time.

The press release containing this announcement is furnished as Exhibit 99.1 hereto.

Item 9.01

Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release issued by Potlatch Corporation, dated April 26, 2016.

DISPOSITION OF ASSETS, POTLATCH REPORTS FIRST QUARTER 2016 RESULTS AND COMPANY STOCK REPURCHASE PLAN
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 26, 2016

POTLATCH CORPORATION
By: /s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Potlatch Corporation, dated April 26, 2016.

4